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                                                                      EXHIBIT 21

                     SUBSIDIARIES OF MARSHALL EDWARDS, INC.

           NAME                                       PLACE OF INCORPORATION
           ----                                       ----------------------
Marshall Edwards Pty, Limited                                 Australia
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